EXHIBIT 10.43
SECOND AMENDMENT, dated as of October 29, 2021 (this “Agreement”), to the Credit Agreement dated as of April 1, 2020 (as amended by the First Incremental Facility Amendment dated as of September 16, 2020 and as further amended, restated, amended and restated, supplemented, or otherwise modified through the date hereof, the “Credit Agreement”), among T-Mobile USA, Inc., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto as lenders and issuing banks and Deutsche Bank AG New York Branch, as administrative agent (in such capacity, the “Administrative Agent”).
WHEREAS, the Borrower has requested certain amendments to the Credit Agreement and the Revolving Credit Lenders party hereto (which constitute 100% of the Lenders under the Credit Agreement) have agreed to such amendments subject to the terms and conditions herein;
Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1.Definitions. Capitalized terms used but not defined in this Agreement have the meanings assigned thereto in the Credit Agreement. The provisions of Section 1.2 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.
SECTION 2.Amendments to the Credit Agreement. Subject to the satisfaction or waiver of the conditions set forth in Section 4 hereof, the Credit Agreement is hereby amended as follows:
(a)The definition of “Revolving Commitment Fee Rate” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:
““Revolving Commitment Fee Rate”: 0.175% per annum.”

SECTION 3.Representations and Warranties. To induce the other parties hereto to enter into this Agreement, the Borrower hereby represents and warrants to the Administrative Agent and each Revolving Credit Lender party hereto that:
(a) no Default or Event of Default has occurred and is continuing on the Second Amendment Effective Date (as defined below); and
(b)the representations and warranties made by each Loan Party in or pursuant to the Loan Documents are true and correct in all material respects on and as of the Second Amendment Effective Date as if made on and as of such date, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date (provided that in each case such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified by materiality or “Material Adverse Effect”).
SECTION 4.Conditions Precedent to the Effectiveness of this Agreement. This Agreement shall become effective on the date (the “Second Amendment Effective Date”) on which each of the following conditions shall have been satisfied or waived:
(a)the Administrative Agent (or its counsel) shall have received counterparts of this Agreement that, when taken together, bear the signatures of (1) the Borrower, (2) the Administrative Agent and (3) each Revolving Credit Lender party to the Credit Agreement; and
(b)the payment in full of all fees and expenses (if any) owing to the Administrative Agent and the Revolving Credit Lenders in respect of this Agreement, to the extent invoiced at least three (3) Business Days prior to the Second Amendment Effective Date.
SECTION 5.Effect of this Agreement. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Revolving Credit Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Agreement shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the Second Amendment Effective Date, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby.
SECTION 6.Reaffirmation. The Borrower, on behalf of itself and each Guarantor, hereby expressly consents to and acknowledges the terms of this Agreement and confirms and reaffirms, as of the date hereof, (a) the covenants and agreements contained in each Loan Document to which it is a party, as in effect immediately after giving effect to this Agreement and the transactions contemplated hereby, (b) that all Obligations of such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply to the Credit Agreement as amended, extended or otherwise modified hereby, (c) its guarantee of the Obligations as amended, extended or otherwise modified hereby, (d) its prior pledges and grants of security interests and Liens on the Collateral to secure the Obligations pursuant to Security Documents to which it is a party and (e) that such Guarantees, prior pledges and grants of security interests and Liens on the Collateral to secure the Obligations, as applicable, are and shall continue to be in full force and effect as amended, extended or otherwise modified hereby and do, and shall continue to, inure to the benefit of the Collateral Trustee, the Revolving Credit Lenders and the other Secured Parties. This Agreement shall not constitute a novation of the Credit Agreement or any other Loan Document.
SECTION 7.Loan Document. This Agreement shall be deemed to be a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 8.Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or other electronic transmission (e.g., “PDF” or “TIFF”) of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement.
SECTION 9.Execution. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement and any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that, in respect of documents to be signed by entities established within the European Union, the Electronic Signature qualifies as a “qualified electronic signature” within the meaning of the Regulation (EU) n 910/2014 of the European parliament and of the Council of 23 July 2014 on electronic identification and trust services for electronic transaction in the internal market as amended from time to time. Each party hereby consents to the use of any third party electronic signature capture service providers as may be reasonably chosen by a signatory hereof; provided that nothing herein shall require the Collateral Trustee to accept Electronic Signatures in any form or format without its prior written consent.
SECTION 10.Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.
SECTION 11.Governing Law; Jurisdiction, etc. This Agreement shall be construed in accordance with and governed by the laws of the State of New York. The provisions of Sections 9.9 and 9.10 of the Credit Agreement shall apply to this Agreement, mutatis mutandis.
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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.
BORROWER:
T-MOBILE USA, INC.

By: /s/ Johannes Thorsteinsson
Name:    Johannes Thorsteinsson
Title:    Senior Vice President, Treasury
    and Treasurer

[Signature Page to the Second Amendment to Credit Agreement]

ADMINISTRATIVE AGENT:

DEUTSCHE BANK AG NEW YORK BRANCH

By: /s/ Philip Tancorra
Name:    Philip Tancorra
Title:    Vice President

By: /s/ Suzan Onal
Name:    Suzan Onal
Title:    Vice President

[Signature Page to the Second Amendment to Credit Agreement]

REVOLVING CREDIT LENDERS:

BARCLAYS BANK PLC

By: /s/ Sean Duggan
Name:    Sean Duggan
Title:    Vice President

[Signature Page to the Second Amendment to Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By: /s/ Dana Klein
Name:    Dana Klein
Title:    Authorized Signatory

By: /s/ D. Andrew Maletta
Name:    D. Andrew Maletta
Title:    Authorized Signatory

[Signature Page to the Second Amendment to Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH

By: /s/ Philip Tancorra
Name:    Philip Tancorra
Title:    Vice President

By: /s/ Suzan Onal
Name:    Suzan Onal
Title:    Vice President

[Signature Page to the Second Amendment to Credit Agreement]

GOLDMAN SACHS BANK USA

By: /s/ Dan Martis
Name:    Dan Martis
Title:    Authorized Signatory

[Signature Page to the Second Amendment to Credit Agreement]

CITIBANK, N.A.

By: /s/ Elizabeth Minnella
Name:    Elizabeth Minnella
Title:    Managing Director

[Signature Page to the Second Amendment to Credit Agreement]

JPMORGAN CHASE BANK, N.A.

By: /s/    Patricia A. Devine
Name:    Patricia A. Devine
Title:    Managing Director

[Signature Page to the Second Amendment to Credit Agreement]

MIZUHO BANK, LTD.

By: /s/ Tracy Rahn
Name:    Tracy Rahn
Title:    Executive Director

[Signature Page to the Second Amendment to Credit Agreement]

MUFG BANK, LTD.

By: /s/ Robert Kay
Name:    Robert Kay
Title:    Managing Director

By: /s/ Marlon Mathews
Name:    Marlon Mathews
Title:    Director

[Signature Page to the Second Amendment to Credit Agreement]

SUMITOMO MITSUI BANKING CORPORATION, NEW YORK BRANCH

By: /s/ Minxiao Tian
Name:    Minxiao Tian
Title:    Director

[Signature Page to the Second Amendment to Credit Agreement]

MORGAN STANLEY SENIOR FUNDING, INC.

By: /s/ Brandon Weiss
Name:    Brandon Weiss
Title:    Authorized Signatory

[Signature Page to the Second Amendment to Credit Agreement]

MORGAN STANLEY BANK, N.A.

By: /s/ Brandon Weiss
Name:    Brandon Weiss
Title:    Authorized Signatory

[Signature Page to the Second Amendment to Credit Agreement]

ROYAL BANK OF CANADA

By: /s/ Kevin Quan
Name:    Kevin Quan
Title:    Authorized Signatory

[Signature Page to the Second Amendment to Credit Agreement]

BNP PARIBAS

By: /s/ Maria Mulic
Name:    Maria Mulic
Title:    Managing Director

By: /s/ Barbara Nash
Name:    Barbara Nash
Title:    Managing Director

[Signature Page to the Second Amendment to Credit Agreement]

COMMERZBANK AG, NEW YORK BRANCH

By: /s/ Paolo de Alessandrini
Name:    Paolo de Alessandrini
Title:    Managing Director

By: /s/ Matthew Ward
Name:    Matthew Ward
Title:    Managing Director

[Signature Page to the Second Amendment to Credit Agreement]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By: /s/ Gordon Yip
Name:    Gordon Yip
Title:    Director

By: /s/ Jill Wong
Name:    Jill Wong
Title:    Director

[Signature Page to the Second Amendment to Credit Agreement]

THE TORONTO-DOMINION BANK, NEW YORK BRANCH

By: /s/ Maria Macchiaroli
Name:    Maria Macchiaroli
Title:    Authorized Signatory

[Signature Page to the Second Amendment to Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: /s/ Monica Trautwein
Name:    Monica Trautwein
Title:    Director, Portfolio Manager

[Signature Page to the Second Amendment to Credit Agreement]

BANCO SANTANDER, S.A., NEW YORK BRANCH

By: /s/ Pablo Urgoiti
Name:    Pablo Urgoiti
Title:    Managing Director

By: /s/ Rita Walz-Cuccioli
Name:    Rita Walz-Cuccioli
Title:    Executive Director

[Signature Page to the Second Amendment to Credit Agreement]

SOCIETE GENERALE

By: /s/ Tom Kang
Name:    Tom Kang
Title:    Managing Director

[Signature Page to the Second Amendment to Credit Agreement]

TRUIST BANK

By: /s/ Alfonso Brigham
Name:    Alfonso Brigham
Title:    Vice President

[Signature Page to the Second Amendment to Credit Agreement]

NATIONAL WESTMINSTER BANK PLC

By: /s/ Mandeep Khera
Name:    Mandeep Khera
Title:    Relationship Manager (Vice President)

[Signature Page to the Second Amendment to Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION

By: /s/ Susan Bader
Name:    Susan Bader
Title:    Senior Vice President

[Signature Page to the Second Amendment to Credit Agreement]